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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 11, 2003
                (Date of Earliest Event Reported: July 11, 2003)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                                  1-14365                               76-0568816
(State or other jurisdiction                 (Commission File Number)                   (I.R.S. Employer
      of incorporation)                                                                Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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Item 5.       Other Events

              On July 11, 2003, we announced an update on the progress made under our previously announced 2003 Operational and Financial Plan. Attached as Exhibit 99.1 to this current report on Form 8-K is a press release relating to this announcement.

Item 7.       Financial Statements and Exhibits

              Exhibit
              Number       Description
              -------      -----------

              99.1         Press release dated July 11, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EL PASO CORPORATION



                                        By:      /s/ Jeffrey I. Beason
                                           -------------------------------------
                                                     Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Principal Accounting Officer)


Date:  July 11, 2003


  Exhibit Index

     Exhibit
     Number            Description
     -------           -----------

      99.1             Press Release dated July 11, 2003


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